SUPPLEMENT TO PROSPECTUS

The following information replaces the disclosure at the beginning of the section entitled "About Your Account":

Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

 . participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

 . banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

 . government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

 . certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

To be attached to the cover page of the Prospectus of:
     United Continental Income Fund, Inc. Class Y Shares dated August 29, 1995 United Funds, Inc. Class Y Shares dated June 17, 1995
     United Government Securities Fund, Inc. Class Y Shares dated July 31, 1995 United High Income Fund, Inc. Class Y Shares dated July 31, 1995
     United International Growth Fund, Inc. Class Y Shares dated September 30, 1995
     United New Concepts Fund, Inc. Class Y Shares dated July 18, 1995
     United Retirement Shares, Inc. Class Y Shares dated October 7, 1995

This Supplement is dated January 9, 1996.

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